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GreenPoint Manufactured Housing Contract Trust
Pass Through Certificates
Series 1999-2
Investor Number 51999031
Determination Date:    12-May-99
Remittance Date A-1    17-May-99
Remittance Date A-2    18-May-99
Month End Date:        30-Apr-99
-----------------------------------------------------------------------------------------------------------------------------
(a)              Class A-1 Distribution Amount                                                                2,002,889.42
(b)              Class A-1 Distribution Principal                                                             1,597,315.11
                       Scheduled Payments of Principal                                     180,361.69
                       Partial Prepayments                                                  27,956.59
                       Scheduled Principal Balance Principal Prepayment in Full          1,354,302.26
                       Scheduled Principal Balance Liquidated Contracts                     34,694.57
                       Scheduled Principal Balance Repurchases                                   0.00

(c)              Class A-1 Interest Distribution                                                                405,574.31
                 Class A-1 Interest Shortfall                                                                         0.00

(d)              Class A-1 Remaining Certificate Balance                                                     86,999,015.47

(e)              Class A-2 Distribution Amount                                                                  393,111.11
(f)              Class A-2 Distribution Principal                                                                     0.00
                       Scheduled Payments of Principal                                           0.00
                       Partial Prepayments                                                       0.00
                       Scheduled Principal Balance Principal Prepayment in Full                  0.00
                       Scheduled Principal Balance Liquidated Contracts                          0.00
                       Scheduled Principal Balance Repurchases                                   0.00

(g)              Class A-2 Interest Distribution                                                                393,111.11
                 Class A-2 Interest Shortfall                                                                         0.00

(h)              Class A-2 Remaining Certificate Balance                                                    100,000,000.00

(i)              Class A-1 Pass Through Rate                                                                      5.150000%
                 Class A-2 Pass Through Rate                                                                      4.880000%
                 Class A-2 Holdover Amount                                                                            0.00

(j)              Monthly Servicing Fee                                                                          157,163.61

(k)              Delinquency                                            # of Contracts                 Prin. Balance
                                                                        --------------              -------------------
                       a)  Loans 31 to 59 days delinquent                       38                      1,491,000.29
                       b)  Loans 60 to 89 days delinquent                        0                              0.00
                       c)  Loans delinquent 90 or more days                      0                              0.00
                                                                           -------                      ------------
                                                                                38                      1,491,000.29
                                                                           =======                      ============
                                                                                                             Difference
(l)      Repurchased Contracts         Contract Number                   Repurchase Price                  Paid by Seller
                                       --------------                    ----------------                  --------------
                                              0                                     0.00                            0.00
                                                                         ---------------                   -------------
                                       Total Repurchases                            0.00                            0.00
                                                                         ===============                   =============
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

(m)              Repossessions or Foreclosures                              Number                      Actual Balance
                                                                         -----------                   ----------------
                                                      BOP Repossessions            2                   $     62,105.96
                                                Plus Repossessions this           13                        409,097.99
                                                                  Month
                                                      Less Liquidations           -1                       ($34,719.46)
                                                                         -----------                   ----------------
                                                      EOP Repossessions           14                   $    436,484.49
                                                                        ============                   ===============

(n)              Enhancement Payment                                                                              0.00

(o)              Monthly Advance                                                                                  0.00
                 Outstanding Amount Advanced                                                                      0.00

(p)              Deposit to Special Account                                                                 244,191.93

(q)              Amount Distributed to Class R Certificateholders                                                 0.00

(r)              Net Weighted Average Contract Rate                                                               8.64%

(s)              Number of Manufactured Homes currently held due to repossession                                    14
                 Principal balance of Manufactured Homes currently held                                     436,484.49

(t)              Pool Principal Balance Percentage                                                           98.608705%

(u)              Aggregate Deficiency Amounts                                                                     0.00
                 Servicer Deficiency Amounts received                                                             0.00

(v)              Additional Items

(w)              Class A-1 Net Funds Carryover Amount                                                             0.00
                 Class A-2 Net Funds Carryover Amount                                                             0.00
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